UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2019

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210, Vancouver, British Columbia,		V6C 2X8
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbols:	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value 6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO CIO.PrA	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 2, 2019, City Office REIT, Inc. (the “Company”) and City Office REIT Operating Partnership, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp., as representative of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of 6,000,000 common shares of beneficial interest of the Company, par value $0.01 per share (the “Common Shares”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 900,000 Common Shares, which the Underwriters exercised in full on October 4, 2019. The offering is expected to close on October 7, 2019. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering is being conducted pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-218419) (the “Registration Statement”). The offering was made pursuant to the prospectus supplement, dated October 2, 2019, and the accompanying prospectus, effective June 12, 2017, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement; (ii) a validity opinion with respect to the common shares; and (iii) an opinion with respect to tax matters.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 2, 2019, among City Office REIT, Inc. and City Office REIT Operating Partnership, L.P. and BMO Capital Markets Corp., as representative of the several underwriters.

5.1	Opinion of Ballard Spahr LLP.

8.1	Opinion of Hunton Andrews Kurth LLP with respect to tax matters.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: October 4, 2019	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer, Secretary and Treasurer